Exhibit 10.6.4

Amendment No. 3 to

Alliant Techsystems Inc.

1990 Equity Incentive Plan

Amendment and Restatement as of January 26, 1999

The Alliant Techsystems Inc. 1990 Equity Incentive Plan, as amended and restated as of January 26, 1999 (the “Plan”) is hereby amended as follows, effective October 29, 2002:

Section 11, Loans and Guarantees, of the Plan is amended by deleting the paragraph in its entirety.

Except as expressly amended herein, the Plan shall remain in full force and effect in accordance with its terms and provisions as in effect on the effective date of this Amendment No. 3.